SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2007

PRIMEDIA Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK

(Address of principal executive offices)

10151

(Zip Code)

Registrant’s telephone number, including area code (212) 745-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On June 27, 2007, PRIMEDIA Inc. (“PRIMEDIA”) issued a press release announcing that it had commenced (1) cash tender offers for any and all of its outstanding (a) Senior Floating Rate Notes due 2010, (b) 8 7/8% Senior Notes Due 2011 and (c) 8% Senior Notes Due 2013 (collectively the “Notes”) and (2) solicitations of consents to amend the indentures governing the Notes. The terms of the tender offers and consent solicitations are summarized in the press release attached hereto as Exhibit 99, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99:  Press Release dated June 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc.
(Registrant)

Date: June 27, 2007	By:	/s/ Jason S. Thaler
Jason S. Thaler
Senior Vice President,
General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release dated June 27, 2007